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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8 - K
                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report           May 2, 1997
                     ------------------------------------
                       (Date of earliest event reported)


                         CENTURY FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

Pennsylvania                           0-17416                      25-1553790
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)       Identification Number)

                               One Century Place
                         Rochester, Pennsylvania  15074
               (Address of principal executive offices)(Zip code)



                                (412) 774-1872
              (Registrant's telephone number, including area code)


                                 Not Applicable
           (Former name or former address, if changed since last report)


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                         CENTURY FINANCIAL CORPORATION
                                   FORM 8-K
                                CURRENT REPORT



ITEM 1.  Changes in Control of Registrant

         None


ITEM 2.  Acquisition or Disposition of Assets

         None


ITEM 3.  Bankruptcy or Receivership

         None


ITEM 4.  Changes in Registrant's Certifying Accountant

         None


ITEM 5.  Other Events

  On April 28, 1997 the Corporation announced approval by the Board of Directors for a three-for-two stock split payable on May 30, 1997 to shareholders of record May 14, 1997. Fractional shares, if applicable, will be paid to shareholders in cash, based on the closing market price of the stock on the record date of the stock split.

ITEM 6.  Resignations of Registrant's Directors

         None

ITEM 7.  Financial Statements and Exhibits

         None

ITEM 8.  Change in Fiscal Year

         None


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                               SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Century Financial Corporation


Date:  May 2, 1997                 By: /s/   Joseph N. Tosh, II
                                      -------------------------------
                                      Joseph N. Tosh, II
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)

Date:  May 2, 1997                 By: /s/   Donald A. Benziger
                                      -------------------------------
                                      Donald A. Benziger
                                      Senior Vice President and Chief
                                      Financial Officer
                                      (Principal Financial Officer)